                            NOTE PURCHASE AGREEMENT


          This NOTE PURCHASE AGREEMENT, dated as of July 24, 1997 (this "Agreement"), is by and among PHP Healthcare Corporation, a Delaware corporation
----------
(the "Purchaser"), Health Insurance Plan of Greater New York, a New York
      ---------
not-for-profit corporation ("Seller"), and HIP of New Jersey, Inc. ("HIP-NJ"), a
                             ------                                  ------
New Jersey non-profit corporation.

                                    RECITALS
                                    --------

          A. Seller owns Forty Million One Hundred Seventy-Five Thousand Dollars ($40,175,000.00) aggregate principal amount of surplus notes (the "Surplus Notes"), each made by HIP-NJ payable to Seller or its order, and held
--------------
by Seller, the Surplus Notes are more fully described on Exhibit A hereto.
                                                         ---------

          B. Simultaneously with the execution of this Agreement, an Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement") is
                                               ------------------------
being executed by HIP-NJ and Purchaser, and certain of the "Related Agreements" (as defined in the Asset Purchase Agreement) are being executed as well.

          C. Seller desires to sell, and Purchaser desires to purchase, the Surplus Notes on the terms and conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

          NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.  Definitions.  The following terms, as used herein, have the
              -----------
following meanings:

              "Asset Purchase Agreement" shall have the meaning given to such
               ------------------------
term in recital B.

              "Business Day" shall mean any day on which banks in New York, New
               ------------
York are open for commercial banking purposes.

              "Closing" shall have the meaning given such term in Section 1.1 of
               -------
the Asset Purchase Agreement.

              "Closing Date" shall have the meaning given such term in Section
               ------------
1.1 of the Asset Purchase Agreement.

              "HIP Parties" shall mean HIP-NJ and Seller.
               -----------

              "Lien" shall mean a lien, pledge, security interest, restriction,
               ----
encumbrance or claim of any third party.

              "Obligations" shall mean the payment obligations of Seller under
               -----------
this Agreement and the Series 1997A Note.

              "Provider Operations Transaction" shall have the meaning given to
               -------------------------------
such term in Section 8.

              "Put" shall have the meaning given to such term in Section 4(a).
               ---

              "Put Acceleration Event" shall mean any of the events specified in
               ----------------------
clauses (a) through (g) of Section 14.

              "Put Closing Date" shall have the meaning given to such term in
               ----------------
Section 4(b).

              "Put Period I" shall have the meaning given to such term in
               ------------
Section 4(a).

              "Put Period II" shall have the meaning given to such term in
               -------------
Section 4(a).

              "Put Purchase Price" shall have the meaning given to such term in
               ------------------
Section 4(c).

              "Return Equivalent Fee" shall have the meaning given to such term
               ---------------------
in Section 5.

              "Return Fee Payment Date" shall mean each date on which a payment
               -----------------------
of the Return Equivalent Fee is due, as provided in Section 5.

              "Return Fee Rate" shall have the meaning given to such term in
               ---------------
Section 5.

              "Series 1997A Note" shall have the meaning given to such term in
               -----------------
Section 6.

              "Sixth Trust Supplement" shall have the meaning given to such term
               ----------------------
in Section 6.

              "Surplus Notes" shall have the meaning given to such term in
               -------------
recital A.

              "Thirty-Day Period" shall have the meaning given to such term in
               -----------------
Section 8.

              "Trust Agreement" shall have the meaning given to such term in
               ---------------
Section 6.

              "Trustee" shall have the meaning given to such term in Section 6.
               -------

              "Unpaid Seller Obligations" shall have the meaning given to such
               -------------------------
term in Section 6.

          2.  Sale of the Surplus Notes.  On the Closing Date, Seller shall
              -------------------------
sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase and acquire from Seller, all right, title and interest of Seller, legal or equitable, in and to the Surplus Notes, against payment of the purchase price therefor, as provided in Section 3(b).

          3.  Deliveries on the Closing Date.
              ------------------------------

              (a)  Deliveries of Seller on the Closing Date. On the Closing
                   ----------------------------------------
Date, Seller shall deliver to Purchaser (i) the Surplus Notes, accompanied by proper instruments of transfer duly executed by Seller, and (ii) the Series 1997A Note, as provided in Section 6.

              (b)  Payment to Seller on the Closing Date.  On the Closing Date,
                   -------------------------------------
Purchaser shall pay, or cause to be paid, in immediately available funds, by wire transfer to the bank account of Seller designated by Seller in writing at least two days before the Closing Date, $40,175,000 (i.e., the aggregate
                                                     ----
principal amount of the Surplus Notes).

          4.  Put to Seller.
              -------------

              (a)  The Put. If the Purchaser purchases the Surplus Notes
                   -------
pursuant to this Agreement, Purchaser shall have the irrevocable right and option (the "Put") to require Seller to repurchase from Purchaser (i) during the
             ---
period ("Put Period I") commencing on the first anniversary of the Closing Date
         ------------
and ending at 5:00 p.m. on the thirtieth day following the first anniversary of the Closing Date (or, if such day is not a Business Day, the first Business Day thereafter), outstanding Surplus Notes in an aggregate principal amount of up to Twenty Million Dollars ($20,000,000.00), (ii) during the period (the "Put Period
                                                                      ----------
II") commencing on the second anniversary of the Closing Date and ending at 5:00
--
p.m. on the thirtieth day following the second anniversary of the Closing Date (or, if such day is not a Business Day, the first Business Day thereafter), all or a portion of the remaining outstanding aggregate principal amount of the Surplus Notes, and (iii) upon and during the continuance of a Put Acceleration Event, all or a portion of the remaining outstanding aggregate principal amount of the Surplus Notes; provided that Purchaser may require Seller to purchase
                      --------
less than all of the outstanding Surplus Notes only in an aggregate principal amount of One Million Dollars ($1,000,000) or integral multiples thereof.

              (b)  Put Procedures. The Purchaser may exercise the Put at any
                   --------------
time during Put Period I or Put Period II by giving written notice to Seller stating that the Put is being exercised. Such notice shall set forth (i) the aggregate principal amount of the Surplus Notes being sold, and (ii) the date for the sale of the Surplus Notes, which date shall be not less than five nor more than fifteen days after the date of such notice (the "Put Closing Date").
                                                           ----------------
The sale shall occur on the Put Closing Date at the offices of Seller commencing at 10:00 a.m. or at such other time, date or location as may be agreed by the parties hereto. The Purchaser may exercise the Put only once during each Put Period. If the Put is not exercised in full during Put Period II, the Put shall expire and be of no further force or effect.

              (c)  Put Purchase Price. On each Put Closing Date, Seller shall
                   ------------------
pay, or cause to be paid, by wire transfer to the bank account designated by Purchaser an amount equal to the outstanding aggregate principal amount of the Surplus Notes being sold (the "Put Purchase Price"). On each Put Closing Date,
                               ------------------
Purchaser shall deliver to Seller the Surplus Notes being sold, accompanied by proper instruments of transfer duly executed by Purchaser and Purchaser's warranty that it owns such notes free and clear of any Lien and that good and marketable title to such notes shall pass to Seller.

              (d) Exchange of Surplus Notes. At the option of Purchaser, Surplus
                  -------------------------
Notes may be exchanged for other Surplus Notes, payable to Purchaser, with the same tenor and terms and the same outstanding aggregate principal balance upon surrender to HIP-NJ of the Surplus Notes to be exchanged.

          5.  Return Equivalent Fee.  Seller shall pay Purchaser a fee (the
              ---------------------
"Return Equivalent Fee") for each day from and including the Closing Date to but
----------------------
excluding (i) the date on which the Surplus Notes are fully paid or repurchased by Seller pursuant to Section 4 or (ii) if the Put is not exercised in full during Put Period II, the date on which Put Period II expires. The Return Equivalent Fee shall be equal to the product of (i) the "Return Fee Rate" (as defined below) and (ii) the average daily aggregate outstanding principal balance of the Surplus Notes held by Purchaser during the period for which such fee is being calculated. The Return Equivalent Fee shall be payable quarterly on the last Business Day in December, March, June and September which corresponds to the Closing Date and on each Put Closing Date or, in the event that the Put is not exercised during Put Period I or Put Period II, on the last day of Put Period I or Put Period II, as the case may be. Each payment of the Return Equivalent Fee shall be reduced by any payments of the Return Equivalent Fee and by any interest payments made by HIP-NJ on the Surplus Notes on or prior to the date of such payment. The "Return Fee Rate" shall mean a rate per annum equal to the greater of (i) 7.50% per annum, and (ii) the rate per annum equal to 1.5% in excess of the arithmetic average of the yields on U.S. Treasury securities having a maturity most closely corresponding to the first anniversary of the Closing Date and such securities having a maturity most closely corresponding to the second anniversary of the Closing Date, in each case as set forth in the Statistical Release designated H.15 (519) of the Federal Reserve System most recently published prior to the Closing Date.

          6.  Evidence of Put Obligations and Return Equivalent Fee.  In order
              -----------------------------------------------------
to evidence the obligations of Seller under the Put and for the Return Equivalent Fee, Seller shall deliver to Purchaser on the Closing Date a demand note substantially in the form of Exhibit B attached hereto (the "Series 1997A
                                  ---------                       ------------
Note") issued pursuant to a Sixth Supplemental Trust Agreement dated as of July
----
1, 1997 (the "Sixth Trust Supplement") by and between Seller and The Bank of New
              ----------------------
York (the "Trustee"), as trustee under the Trust Agreement (the "Trust
           -------                                               -----
Agreement") dated as of February 1, 1990 by and between Seller and the Trustee. Copies of the Trust Agreement and the Sixth Trust Supplement have been delivered to Purchaser. Any part of the Return Equivalent Fee or the Put Purchase Price not paid by Seller on a Return Fee Payment Date or Put Closing Date (each, an "Unpaid Seller Obligation") shall become an obligation of Seller evidenced by
-------------------------
the Series 1997A Note and shall bear interest, payable on demand, for each day from and including the related Return Fee Payment Date or the related Put Closing Date, as the case may be, to but excluding the date of actual payment thereof , at an interest rate equal to the Return Fee Rate.

          7.  Best Efforts.  HIP-NJ will use its best efforts to obtain for time
              ------------
to time after the Closing Date the written approval from the Insurance Commissioner of the State of New Jersey to permit payments of principal of and interest on the Surplus Notes in accordance with their respective terms. Permitted payments of principal shall be made on the Surplus Notes in the order of their date of execution, or pro rata among Surplus Notes executed as of the
                               --------
same date, as HIP-NJ may elect. HIP-NJ will make all such payment to Purchaser until notified to the contrary by Purchaser and Seller, but HIP-NJ shall give Seller notice of the date and amount of each such payment.

          8.  Right of First Offer.  Seller, prior to the second anniversary of
              --------------------
the Closing Date, shall not (a) initiate contact with, solicit or encourage submission of any inquiries, proposals or offers by, or (b) participate in any discussions or negotiations with, or disclose any information concerning its operations to, or otherwise assist, facilitate or encourage any person (other than Purchaser) in connection with any possible proposal with respect to the management of the provision of health care services to its subscribers and other provider and ancillary operations (collectively, a "Provider Operations
                                                    -------------------
Transaction") similar to the Provider Operations Transaction contemplated by the
-----------
Asset Purchase Agreement and the Related Agreements, unless it first notifies Purchaser on a confidential basis of the terms of such a transaction which would be acceptable to it, provides Purchaser (subject to an appropriate confidential agreement) with a descriptive memorandum or similar evaluation materials, if any, prepared by or for it in connection with the contemplated transaction, and offers Purchaser the opportunity to enter into negotiations with Seller regarding terms under which Purchaser would enter into a Provider Operations Transaction with Seller, provided that Seller may have such discussions with, and disclose such information to, its accountants, its counsel and its financial and other advisers. If Purchaser does not notify Seller with the period (the "Thirty-Day Period") of 30 days after its receipt of Seller's notice that it
------------------
wishes to enter into negotiations with Seller for a Provider Operations Transaction on the terms described in Seller's notice or on different terms proposed by Purchaser that are no less favorable to Seller than those described in Seller's notice, then Seller shall have the right to enter into an agreement or agreements with one or more third parties for a Provider Operations Transaction. If Purchaser notifies Seller within the Thirty-Day Period that it wishes to enter into negotiations with Seller for a Provider Operations Transaction on terms no less favorable to Seller than those described in Seller's notice, then for a period beginning on the date of Purchaser's notice and ending on the date 120 days after the date Seller's notice is received (the "First Offer Period") the parties shall negotiate in good faith with respect to
 ------------------
a Provider Operations Transaction; but if Seller and Purchaser do not enter into an agreement or agreements for a Provider Operations Transaction prior to the expiration of the First Offer Period, then Seller shall have the right to do so with one or more third parties. If Seller does not do so (a) within 180 days after the expiration of the Thirty-Day Period in the event that Purchaser does not notify Seller within such period that it wishes to enter into negotiations as contemplated in the second preceding sentence, or (b) within 180 days after the expiration of the First Offer Period in the event that Purchaser does so notify Seller within the Thirty-Day Period, but Seller and Purchaser do not enter into an agreement or agreements for a Provider Operations Transaction within the First Offer Period, then the preceding provisions of this Section 8 shall again become effective. Seller's right to enter into a Provider Operations Transaction under either the second or the third preceding sentence shall be subject to the economic terms of such transaction being, in Seller's reasonable, good faith judgment, no less favorable to Seller than those discussed with Purchaser. Notwithstanding the foregoing, if, on or prior to the expiration of the Put, the Surplus Notes are paid in full, and, immediately following such payment, HIP-NJ's unrestricted fund balance meets all applicable regulatory requirements, the reference to "second anniversary of the Closing Date" in the first sentence of this Section 8, shall automatically be changed to the third anniversary of the Closing Date.

      9.  Representations and Warranties of Seller. Seller represents and
          ----------------------------------------
warrants to the Purchaser that:

          (a) Organization of Seller.  Seller is a not-for-profit corporation
              ----------------------
duly incorporated, validly existing and in good standing under the laws of the State of New York.

          (b) Authorization.  Seller has full right, power and authority to
              -------------
enter into this Agreement, the Series 1997 A Note and the Sixth Trust Supplement, and to sell, transfer, assign and deliver the Surplus Notes and the Series 1997A Note to Purchaser pursuant to this Agreement. The execution, delivery and performance by Seller of its obligations under this Agreement, the Series 1997A Note and the Sixth Trust Supplement and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Seller. Each of this Agreement and the Sixth Trust Supplement has been duly executed and delivered by Seller and, assuming due authorization, execution and delivery by the parties hereto and thereto, is a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally). The Series 1997A Note when duly executed and delivered by Seller will be, assuming due authentication by the Note Registrar, as defined in the Trust Agreement, a legal, valid and binding obligation of Seller entitled to the benefits of the Sixth Trust Supplement.

          (c) No Conflict or Violation.  Neither the execution and delivery of
              ------------------------
this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation of or a conflict with any provision of the Certificate of Incorporation or By-laws of Seller, (ii) a breach of, or a default under, any term or provision of any contract, agreement, evidence of indebtedness or lease to which Seller is a party or by which Seller or any of its assets are bound or
(iii) a violation by Seller of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree, or award applicable to Seller.

          (d) Consents and Approvals.  No consent, approval or authorization of,
              ----------------------
or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Seller in connection with the execution, delivery and performance of this Agreement, the Sixth Trust Supplement or the Series 1997A Note and the consummation of the transactions contemplated hereby and thereby.

          (e) Title of Seller.  The Surplus Notes are owned by Seller free and
              ---------------
clear of any Lien and on the Closing Date good and marketable title to the Surplus Notes shall pass to Purchaser.

     10.  Representations and Warranties of HIP-NJ.  HIP-NJ represents and
          ----------------------------------------
warrants to each of Purchaser and Seller that:

          (a) Organization of HIP-NJ.  HIP-NJ is a non-profit corporation duly
              ----------------------
organized, validly existing and in good standing under the laws of the State of New Jersey.

          (b) Authorization.  HIP-NJ has full right, power and authority to
              -------------
enter into this Agreement. The execution, delivery and performance by HIP-NJ of its obligations under this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of HIP-NJ. This Agreement has been duly executed and delivered by HIP-NJ and, assuming due authorization, execution and delivery by the other parties hereto, is a legal, valid and binding obligation of HIP-NJ enforceable against HIP-NJ in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally).

          (c) No Conflict or Violation.  Neither the execution and delivery of
              ------------------------
this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation of or a conflict with any provision of the Certificate of Authority of HIP-NJ, (ii) a breach of, or a default under, any term or provision of any contract, agreement, evidence of indebtedness or lease to which HIP-NJ is a party or by which HIP-NJ or any of its assets are bound or (iii) a violation by HIP-NJ of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award applicable to HIP-NJ.

          (d) Consents and Approvals.  No consent, approval or authorization of,
              ----------------------
or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by HIP-NJ in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

     11.  Representations and Warranties of Purchaser.  Purchaser represents and
          -------------------------------------------
warrants to Seller:

          (a) Organization of Purchaser.  Purchaser is a corporation duly
              -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Authorization.  Purchaser has full right, power and authority to
              -------------
enter into this Agreement and to purchase the Surplus Notes from Seller pursuant to this Agreement. The execution, delivery and performance by Purchaser of its obligations under this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by Purchaser and, assuming due authorization, execution and delivery by the other parties hereto, is a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally).

          (c) No Conflict or Violation.  Neither the execution and delivery of
              ------------------------
this Agreement nor the consummation of the transaction contemplated hereby will result in (i) a violation of or a conflict with any provision of the Certificate of Incorporation or By-laws of Purchaser, (ii) a breach of, or a default under, any term or provision of any contract, agreement, evidence of indebtedness or lease to which Purchaser is a party or by which Purchaser or any of its assets are bound or (iii) a violation by Purchaser of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award applicable to Purchaser, excluding any such violation, conflict, breach or default which would not, individually or in the aggregate, have a material adverse effect on the Purchaser's business or financial condition or on its ability to perform its obligations hereunder.

          (d) Consents and Approvals.  No consent, approval or authorization of,
              ----------------------
or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Purchaser in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          (e) Investment Representation.  The Surplus Notes will be acquired by
              -------------------------
Purchaser for its own account and not with a view to the sale or distribution thereof within the meaning of the Securities Act of 1933, as amended; the Surplus Notes will not be sold, transferred or otherwise disposed of, except pursuant to this Agreement or in compliance with the provisions of such Act.

     12.  Affirmative Covenants.  From the date of this Agreement and thereunder
          ---------------------
until the payment of all Obligations in full or the expiration of the Put while no such Obligations are outstanding under the Series 1997A Note:

          Section 12.1  Financial Statements and Reports.  Seller will deliver
                        --------------------------------
to the Purchaser in duplicate:

          (a) as soon as available, but in any event within one hundred twenty days after the end of each fiscal year of Seller a copy of its audited balance sheet at the end of such year and the related consolidated statement of operations reported on by Ernst & Young, L.L.P., or other independent certified public accountants of nationally recognized standing;

          (b) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of such fiscal year of Seller the unaudited balance sheet of Seller as at the end of each such quarter and the related unaudited statement of operations and statement of shareholders' equity for such quarter and the portion of the fiscal year through such date, each certified by the Vice President of Finance as fairly presenting the financial condition of Seller as of such date.

              All such financial statements required by this Section 12.1(a) and
(b) are to be prepared in reasonable detail and in accordance with generally accepted accounting principles applied consistently throughout the periods reflected therein (except as approved by such accountants or the Vice President of Finance, as the case may be, and disclosed therein);

          (c) promptly after Seller submits other financial information (excluding business plans, budgets, projections and forecasts) to its bank or other institutional lenders or to the Trustee, a copy of such information to Purchaser (subject to Purchaser's agreement to make appropriate protection for confidential information);

          (d) a copy of each annual report submitted by Seller to the New York Department of Insurance within 10 Business Days after each such submission; and

          (e) from time to time, such other information concerning Seller's performance of its obligations under this Agreement as Purchaser may reasonably request.

          Section 12.2  Discussion and Further Financial Information.  Seller
                        --------------------------------------------
will make its financial officers, or other knowledgeable personnel, available to discuss with Purchaser, upon reasonable prior notice to Seller, the finances and accounts of Seller insofar as they are reasonably related to Seller's performance of its obligations under this Agreement, all at such reasonable times and as often as the Purchaser may reasonably request (and subject to the Purchaser's agreement to make appropriate protection for proprietary information).

          Section 12.3  Maintenance of Records.  Seller will keep, at all times,
                        ----------------------
books of record and account to which full, true, and correct entries will be made of all dealings or transactions in relation to its business and affairs. Seller will provide adequate protection against loss or damage to such books of record and account.

          Section 12.4  Litigation.  Seller will promptly give Purchaser notice
                        ----------
in writing of all litigation (other than personal injury or profession liability claims which are adequately insured) and all proceedings before any Governmental Authority (as defined in the Asset Purchase Agreement) or arbitrator affecting Seller which singly or in the aggregate involves a claim or claims against Seller in excess of $50,000 or which seeks injunctive or other equitable relief.

          Section 12.5  Insurance.  Seller shall maintain in effect insurance
                        ---------
coverage with responsible companies against casualty and other losses and liabilities customarily obtained to cover comparable businesses and assets in amounts, scope and coverage which are reasonable in light of the circumstances.

          Section 12.6  Compliance with Law.  Seller will comply with all
                        -------------------
applicable laws, rules and regulations except to the extent that failure to comply therewith would not, in the aggregate, have a material adverse affect on the business, operations, financial or other condition of Seller or on the ability of Seller to perform its Obligations under this Agreement.

     13.  Negative Covenants.  From the date of this Agreement and thereafter
          ------------------
until the payment of all Obligations in full or the expiration of the Put while no such Obligations are outstanding under the Series 1997A Note:

          Section 13.1  Merger and Consolidation.  Neither Seller nor HIP-NJ
                        ------------------------
will enter into a transaction for the termination, dissolution or winding up of such HIP Party.

          Section 13.2  Transactions and Affiliates.  Neither Seller nor HIP-NJ
                        ---------------------------
will enter into any material transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliates (as defined in the Asset Purchase Agreement) except (i) in the ordinary course of, and pursuant to the reasonable requirements of, such person's business and on arms' length terms, or (ii) for the purchase from an Affiliate of surplus notes or other surplus transactions by Seller or the formation and capitalization of subsidiaries or Seller, or (iii) for business combination or similar corporate reorganization transactions which do not in any one case or in the aggregate materially and adversely affect Seller's ability to perform its obligations hereunder.

          Section 13.3  Sale of Assets.  Neither Seller nor HIP-NJ will sell,
                        --------------
transfer or otherwise dispose of substantially all of its assets as an entirety, except to a party which assumes the obligations of Seller or HIP-NJ, as the case may be, pursuant to an instrument of assumption reasonably satisfactory to Purchaser.

          Section 13.4  Use of Proceeds.  Seller shall not permit HIP-NJ to use,
                        ---------------
and HIP-NJ shall not use, the proceeds payable to it under the Asset Purchase Agreement except for working capital purposes and in the ordinary course of its business and operations (including but not limited to the expansion thereof), but excluding repayment of Surplus Notes or other indebtedness for borrowed money (except for the repayment of up to $6 million of outstanding indebtedness).

     14.  Put Acceleration Events.  Upon the occurrence of any of the following
          -----------------------
events:

          (a) Seller's failure to pay when due any costs or other amounts due under this Agreement and such default continues for more than five (5) Business Days after the Purchaser's notice to Seller of such default; or

          (b) any representation or warranty made by Seller herein or which is contained in any exhibit, schedule or certificate furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made; or

          (c) any HIP Party shall default in the observance or performance of any agreement contained in Section 13 hereof, or

          (d) any HIP Party shall default in the observance or performance of any agreement (other than as set forth in paragraphs (a), (b) and (c) above) contained in this Agreement, and such default continues for 30 days after Seller's receipt of notice from Purchaser to the HIP Parties specifying such default in reasonable detail; or

          (e) Seller shall (i) default in any payment of principal of or interest on any indebtedness for borrowed money or in the payment of any contingent obligation, in either case in the aggregate principal amount of more than $500,000 beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness for borrowed money or contingent obligation was created or (ii) default in the observance or performance of any other agreement or condition relating to any such indebtedness or contingent obligation of more than $500,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition shall exist, the result of which default or other event or condition is to cause, such indebtedness for borrowed money to become due prior to its stated maturity or such contingent obligation to become immediately payable, or

          (f) (i) any HIP Party shall commence a case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeing to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any HIP Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order or relief or any such adjudication or appointment or (B) remains undismissed, or undischarged for a period of 60 days; or (iii) there shall be commenced against any HIP Party, any case, proceeding or other action seeking issuance of a warrant of attachment, exemption, distraint, or similar process against all or any substantial part of its assets, as the case may be, which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed pending appeal within 60 days from the entry thereof; or (iv) any HIP Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above, or (v) any HIP Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, or

          (g) one or more judgments, decrees, arbitration awards or rulings shall be entered against Seller or involving in the aggregate a liability (not paid or fully covered by insurance) of $500,000 or more and all such judgments, decrees, awards and rulings shall not have been vacated, paid, discharged, stayed or bonded pending appeal within 60 days from the entry thereof;

then, and in any such event and during the continuance thereof, the Put will become automatically exercisable as to all or a portion (at Purchaser's option) of the outstanding aggregate principal amount of Surplus Notes then held by Purchaser and the accrued Return Equivalent Fee shall become immediately due and payable without notice or demand of any kind. The Put shall be exercised pursuant to this Section 14 in accordance with Section 4(b) without regard to any reference in the first sentence thereof to "Put Period I" or "Put Period II."

     15.  Conditions of Purchaser's Obligations.  The obligations of Purchaser
          -------------------------------------
under this Agreement to purchase the Surplus Notes on the Closing Date are subject to the fulfillment on or prior to such date of the following conditions:

          (a) Representations, Warranties and Covenants.  The representations,
              -----------------------------------------
warranties and covenants of Seller contained herein shall be true and correct in all respects on and as of the Closing Date, with the same effect as though made on and as of the Closing Date and Seller shall have performed and complied with all agreements and conditions required hereunder to be performed or complied with by it on or prior to the Closing Date.

          (b) No Proceedings, Litigation or Laws.  No investigations, suit,
              ----------------------------------
action or other proceeding, or injunction or final judgment relating thereto, shall be threatened or pending before any court or governmental agency, body or authority which questions the validity or legality of the transactions contemplated by this Agreement, nor shall there be any law which makes the purchase of the Surplus Notes contemplated by this Agreement illegal or otherwise prohibited.

          (c) Opinion of Counsel of Seller.  Purchaser shall have received an
              ----------------------------
opinion of counsel dated the Closing Date of Stroock & Stroock & Lavan LLP, the attorneys for Seller, with respect to the matters described in Section 9.

          (d) Opinion of Counsel of HIP-NJ.  Purchaser shall have received an
              ----------------------------
opinion of counsel dated the Closing Date of Wolff & Samson, the attorneys for HIP-NJ, with respect to the matters described in Section 10.

          (e) Closing.  The Closing shall have occurred under the Asset Purchase
              -------
Agreement.

     16.  Conditions of Seller's Obligations.  The obligations of Seller under
          ----------------------------------
this Agreement to sell the Surplus Notes on the Closing Date are subject to the fulfillment on or prior to such date of the following conditions:

          (a) Representations, Warranties and Covenants.  The representations,
              -----------------------------------------
warranties and covenants of Purchaser contained herein shall be true and correct in all respects on and as of the Closing Date, with the same effect as though made on and as of the Closing Date and Purchaser shall have performed and complied with all agreements and conditions required hereunder to be performed or complied with by it on or prior to the Closing Date.

          (b) No Proceedings, Litigation or Laws.  No investigation, suit,
              ----------------------------------
action or other proceeding, or injunction or final judgment relating thereto, shall be threatened or pending before any court or governmental agency, body or authority which questions the validity or legality of the transactions contemplated by this Agreement, nor shall there be any law which makes the purchase of the Surplus Notes contemplated by this Agreement illegal or otherwise prohibited.

          (c) Consents and Approvals.  Each party shall have received the
              ----------------------
consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity, which is required to be made or obtained by such party in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          (d) Opinion of Counsel of Purchaser.  Seller shall have received an
              -------------------------------
opinion of counsel dated the Closing Date of Fried, Frank, Harris, Shriver & Jacobson, the attorneys for Purchaser, with respect to the matters described in clauses (a), (b), (c) and (d) of Section 11.

          (e) Closing.  The Closing shall have occurred under the Asset Purchase
              -------
Agreement.

     17.  Miscellaneous.
          -------------

          (a) Brokers.  Each party shall be solely and exclusively responsible
              -------
for any fee, commission or other compensation payable to any broker or finder which has been employed or retained by it in connection with the transactions contemplated by this Agreement.

             (b) Entire Agreement. This Agreement sets forth the entire
                 ----------------
agreement and understanding among the parties hereto, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them, as to the subject matter hereof. This Agreement shall not be modified or amended except by a writing signed by the party to be charged and shall not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

             (c) Governing Law; Jurisdiction. This Agreement and its validity,
                 ---------------------------
construction and performance shall be governed in all respects by the internal laws of the State of New York, without giving effect to any choice of law or conflict of laws provision (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

             (d) Notices. Any notices to be given pursuant to this Agreement
                 -------
shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, return receipt requested, or when delivered in person or upon receipt of a facsimile transmission, provided that the recipient has specifically acknowledged by telephone receipt of such facsimile transmission, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

To Seller:       Health Insurance Plan of Greater New York
                 Seven West 34th Street
                 New York, New York  10001
                 Attention: Maxine Fass, Esq.
                 facsimile number: (212) 630-0675
                 Copy to:
                 Stroock & Stroock & Lavan LLP
                 180 Maiden Lane
                 New York, New York  10038
                 Attention: Melvin Epstein, Esq.
                 facsimile number: (212) 806-6006

To Purchaser:    PHP Healthcare Corporation
                 11440 Commerce Park Drive
                 Reston, Virginia 20191
                 Attention: Jack M. Mazur
                 facsimile number: (703) 758-3724
                 Copy to:
                 Fried, Frank, Harris, Shriver & Jacobson
                 Suite 800
                 1001 Pennsylvania Avenue, N.W.
                 Washington, D.C.  20004
                 Attention: Andrew P. Varney, Esq.
                 facsimile number: (202) 639-7003

provided, however, that any notice of change of address shall be effective only upon receipt.

          (e) Benefit of Parties; Assignment.  This Agreement shall be binding
              ------------------------------
on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned or transferred by any party without the prior written consent of the other parties; provided, however, that Purchaser may, upon written notice to Seller, assign its rights hereunder to institutional investors (other than competitors of Seller or HIP-NJ), except that Seller may not assign its rights under Section 8 without Seller's prior written consent.

          (f) Counterparts.  This Agreement may be signed in any number of
              ------------
counterparts, which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                 HEALTH INSURANCE PLAN OF GREATER
                                  NEW YORK


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                 PHP HEALTHCARE CORPORATION


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                 HIP OF NEW JERSEY, INC.


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                                                       Exhibit A
                                                                       ---------

                             List of Surplus Notes
                             ---------------------

                   HEALTH INSURANCE PLAN OF GREATER NEW YORK

                               SERIES 1997A NOTE

No. BR-1                                                      New York, New York
                                                             September __,. 1997

          FOR VALUE RECEIVED, Health Insurance Plan of Greater New York, a New York not-for-profit corporation ("HIP"), promises to pay, five business days after demand, to the order of PHP HEALTHCARE CORPORATION or its assigns ("PHP"), each Unpaid Seller Obligation (as defined in the Note Purchase Agreement referred to below). HIP promises to pay interest on each Unpaid Seller Obligation on the dates and at the rate provided for in the Note Purchase Agreement. All such payments of Unpaid Seller Obligations and interest thereon shall be made in lawful money of the United States in Federal or other immediately available funds at the office of PHP Healthcare Corporation, 11440 Commerce Park Drive, Reston, Virginia 20191.

          All Unpaid Seller Obligations and all repayments of principal thereof shall be recorded by PHP on the schedule attached on page 3 of this note; provided that the failure of PHP to make any such recordation shall not affect the obligations of HIP hereunder or under the Note Purchase Agreement.

          This note is one of the Series 1997A Notes referred to in the Note Purchase Agreement dated as of July 24, 1997, by and among PHP, HIP and HIP of New Jersey, Inc. (the "Note Purchase Agreement") and one of the Health Insurance Plan of Greater New York Notes, Series 1997A, referred to in the Sixth Trust Supplement. Terms defined in the Note Purchase Agreement are used herein with the same meaning.

          This Series 1997A Note is one of a duly authorized series of notes of HIP issued under the Trust Agreement, as amended, and supplemented by the Sixth Trust Supplement.

          This Series 1997A Note is included in the term Bonds as such term is defined and used in the Trust Agreement.

          This Series 1997A Note shall not be entitled to any benefit of the Trust Agreement or be valid for any purpose until authenticated by the Bond Registrar, as defined in the Trust Agreement.

          This Series 1997A Note and its validity, construction and performance shall be governed in all respects by the internal laws of the State of New York, without giving effect to any choice of law or conflict of laws provision (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, HIP has caused this Series 1997A Note to be duly executed.

                                        HEALTH INSURANCE PLAN OF GREATER
                                         NEW YORK


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Date of authentication:

          This Note is one of the Series 1997A Notes referred to in the within-mentioned Trust Agreement.

THE BANK OF NEW YORK, as Note Registrar


By:
   ----------------------------------
   Name:
   Title:

                SCHEDULE OF UNPAID PUT OBLIGATIONS AND PAYMENTS


  DATE OF            AMOUNT          AMOUNT           UNPAID
 ADVANCE OR            OF              OF            PRINCIPAL         NOTATION
  PAYMENT            ADVANCE         PAYMENT          BALANCE          MADE BY
------------        ---------       ---------       -----------       ----------

  -------            -------         -------          -------           -------

  -------            -------         -------          -------           -------

  -------            -------         -------          -------           -------

  -------            -------         -------          -------           -------

  -------            -------         -------          -------           -------

  -------            -------         -------          -------           -------

  -------            -------         -------          -------           -------

  -------            -------         -------          -------           -------

  -------            -------         -------          -------           -------
